UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 15, 2005

(Date of report)

CARACO PHARMACEUTICAL LABORATORIES, LTD.

(Exact name of registrant as specified in its charter)

Michigan	0-24676	38-2505723
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

1150 Elijah McCoy Drive, Detroit, Michigan 48202

(Address of principal executive offices)

(313) 871-8400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events and Item 7.01 FD Disclosure

On April 15, 2005, registrant announced the appointment of Daniel H. Movens as its CEO and as a director effective May 2, 2005, as set forth in the press release included as Exhibit 99.1 hereto, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

c)	Exhibits.

Exhibit No.	Description

99.1	Press Release of Caraco Pharmaceutical Laboratories, Ltd., dated April 18, 2005 announcing appointment of Daniel H. Movens as CEO and as a director effective May 2, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARACO PHARMACEUTICAL LABORATORIES, LTD.

Date:	April 18, 2005	By:	/s/ Jitendra N. Doshi
Jitendra N. Doshi Chief Executive Officer

Exhibit Index

99.1	Press Release of Caraco Pharmaceutical Laboratories, Ltd., dated April 18, 2005 announcing appointment of Daniel H. Movens as CEO and as a director effective May 2, 2005.